UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4339
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2021

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Hood River Small-Cap Growth Fund

Annual Report
June 30, 2021

Hood River Small-Cap Growth Fund

Table of Contents

Letter to Shareholders	3

Investment Highlights	6

Sector Allocation of Portfolio Assets	7

Schedule of Investments	8

Statement of Assets and Liabilities	15

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to the Financial Statements	23

Report of Independent Registered Public Accounting Firm	36

Expense Example	38

Statement Regarding Liquidity Risk Management Program	40

Notice to Shareholders	41

Trustees and Officers	42

Privacy Notice	45

Letter to Shareholders
Hood River Small-Cap Growth Fund

June 30, 2021

Small-cap growth stocks as measured by the Russell 2000® Growth Index rose 51.36% in the fiscal year ended June 30, 2021 – but the twelve months can be broken down into three fairly distinct periods.  In the first four months of the year, from July 1, 2020 through October 31, 2020, small-cap growth stocks rose 7.97%.  Over the next four months, the group rose 34.90% driven not only by post-election clarity but also fresh rounds of stimulus and a widespread vaccine rollout. U.S. consumers emerged from lockdowns with a willingness to spend, helping boost cyclical stocks to further recover from the lows seen in the spring of 2020.  Concerns over rising inflation proved to be the gating factor for further gains – between March and June small-cap growth stocks rose a modest 3.91%.

As we have indicated in the past, we are not primarily macro investors.  Our clients partner with Hood River for our ability to select stocks through our in-depth, bottom-up research process.  However, through numerous conversations each quarter with management teams, suppliers, customers, competitors, and industry experts, we are able to build a picture of the current state of the broader economy.  Thus, we would consider ourselves fundamental yet ‘macro-aware’ investors.  Whether the current inflationary pressures are transitory or longer-lasting, we invest in the companies we believe have a solid level of clarity on potential inflation impacts.  We not only favor companies that can manage supply chains and inflationary pressures, but also those that can retain pricing power once input cost increases begin to recede.

From our fundamental research perspective, currently demand is surging and oftentimes exceeds 2019 levels on a company-specific level.  Labor and component supply are struggling to keep up, which is driving inflation.  Hood River is investing in companies where the business can either proactively take up prices more aggressively than its costs or efficiently manage its supply chain to make or exceed Wall Street estimates.  We are proactively adding to stocks when 2022 estimates and expectations appear in our view to be too conservative and selling stocks in situations where expectations appear to be too aggressive.  In some cases, analysts are predicting 2022 levels below 2019 and in others, analysts have 2022 dramatically exceeding 2019 levels.  We tend to like the set up for the former and are staying away from the latter.

Hood River’s investment team was able to capitalize on many of the inefficiencies seen over the past year.  For the fiscal year ended June 30, 2021, the Russell 2000® Growth Index (the “benchmark”) rose 51.36%.  The Hood River Small Cap Growth Fund Institutional Share Class posted an absolute return of 80.66%, outperforming the benchmark by 29.30%.

	Fiscal Year Ended June 30, 2021
					Since
	1 Year	3 Years	5 Years	10 Years	Inception
HRSMX	80.66%	26.64%	26.13%	17.91%	14.86%
Russell 2000® Growth Index	51.36%	15.94%	18.76%	13.52%	12.35%

Performance quoted represents past performance for the Fund’s institutional class shares and there is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data

Hood River Small-Cap Growth Fund

quoted above. Please call 800-497-2960 to obtain current and the most recent month-end performance data. The institutional share class gross expense ratio is 1.10%. Recent short-term performance is attributable to unusually favorable conditions that are likely not sustainable, and such conditions might not continue to exist.

For the fiscal year ended June 30, 2021, Hood River’s bottom-up stock selection process drove the majority of returns.  Over the period our strongest contribution by sector included industrials (+883 basis points (“bps”)), consumer discretionary (+641 bps), and consumer staples (+301 bps).  Holdings contributing most to stock selection during the past twelve months include Plug Power (+617 bps), Celsius Holdings (+259 bps), Select Medical Holdings (+245 bps), Caesars Entertainment (+181 bps), and Luminar Technologies (+178 bps).  Plug Power, which makes hydrogen fuel cell systems for trucks and forklifts, increased its market share and benefited from increased demand as more of consumer purchases moved to e-commerce.  Celsius, an energy drink company, has continued to gain share across all of their channels, including becoming the #2 player on Amazon for all energy drinks.  As Celsius has moved to DSP’s for placement of product in various stores, Celsius has seen an uptick in market share in brick and mortar as well.  Select Medical, which operates long-term acute care hospitals (LTACHs), posted strong results in the past year as it benefited from a higher acuity mix of patients and some incremental volumes from COVID patients.  Also, by accepting COVID patients and doing a job of managing them, it initiated many new relationships with referral sources, which likely sets up the company to gain share as COVID’s impact recedes.  Caesars, the casino operator across multiple states, has continued to demonstrate an ability to find more cost savings since the merger closed in July 2020.  COVID allowed them to also reset on their cost structure creating an opportunity for them to deliver EBITDA (earnings before interest, taxes, depreciation, and amortization) margins significantly higher, even if revenue does not get back to pre-COVID levels.  Luminar develops light detection and ranging (LIDAR) sensors for automotive applications to enable autonomous driving.  The stock outperformed its peers as investors seek exposure to a LIDAR pure-play with proven technology growing share in a market with secular growth.  At June 30, 2021, the Fund continued to own Celsius, Select Medical Holdings, and Caesars but had sold out of Plug Power and Luminar due to Hood River’s valuation of the securities.

The sole sector detracting from positive stock selection over the past twelve months was health care (-277 bps).  Regarding name-specific holdings, the largest detractors from stock selection in the last twelve months were Lumentum Holdings (-93 bps), NuVasive (-72 bps), Vicor (-70 bps), Deciphera Pharmaceuticals (-67 bps), and Karyopharm Therapeutics (-67 bps).  Regarding Lumentum, our original thesis was centered around a mismodeling of share loss to a competitor for iPhone FaceID components. That thesis became diluted during the announced acquisition of Coherent and the ensuing bidding war.  NuVasive, which sells products for spinal surgeries, underperformed in the past year as elective spinal surgeries were slow to rebound from COVID and rollout of new robotic products were delayed.  Vicor has a multi-year lead on a critical component used for high powered datacenters. Their largest customer has indicated strong demand for the specific product using Vicor’s component.  Google, Amazon, Microsoft, Intel, AMD, HP/Cray and others have joined in developing solutions with Vicor as the enabling technology.  Wall Street estimates for earnings next year

Hood River Small-Cap Growth Fund

of $2.30 significantly under-estimate the demand we expect as adoption accelerates next year.  Lastly, regarding Deciphera and Karyopharm, launches from both companies faced commercial headwinds from COVID.  Across the board patient and sales representative access to physicians has decreased, and this bottleneck has extended into oncology.  Physician feedback still suggests high intent to prescribe, with potential to move into earlier line patients, as treatment volumes normalize.  At June 30, 2021, the Fund continued to hold Vicor, Deciphera, Karyopharm, but had sold out of Lumentum and NuVasive.

Although markets have generally moved up and to the right over the past twelve months, it has not come without some level of turbulence.  Hood River’s investment team has remained focused on identifying stocks that we believe will expand margins, build market share, and grow revenue beyond market expectations.

We truly appreciate the confidence our shareholders place in us to be stewards of their capital.  We remain steadfast in our drive to outperform our benchmark and provide our shareholders with superior returns.  Thank you for your continued support.

All the best,

Brian Smoluch and David Swank

The above comments reflect general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Returns represent past performance and include changes in share price and reinvestment of dividends and capital gains.  The primary benchmark is the Russell 2000® Growth Index, defined as an unmanaged, capitalization weighted index of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.  Index returns include dividends and/or interest income and, unlike composite returns, do not reflect fees or expenses. In addition, unlike the composite, which periodically maintains a significant cash position, the indices are fully invested. Basis points refers to a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.  Past performance does not guarantee future results. It is not possible to invest directly in an index.  The current performance of the Fund may be lower or higher than figures shown.  Returns and share price will fluctuate, and redemption value may be more or less than original cost.  Performance information current to the most recent month-end is available by calling (800) 497-2960.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small-cap securities, which present a greater risk of loss than large-cap securities, and in growth companies, which can be more sensitive to the company’s earnings and more volatile than the stock market in general. The Fund may also invest in foreign securities which are subject to risks including currency fluctuations, economic and political change and differing accounting standards. The Fund may invest in derivatives and IPOs, which are highly volatile. Additional risk information may be found in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete list of holdings, see the Schedule of Investments on page 8.

Hood River Small-Cap Growth Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $25,000 Investment
in the Hood River Small-Cap Growth Fund – Institutional Shares and
Russell 2000® Growth Index

Total Return Periods Ended June 30, 2021:	1 Year	3 Year	5 Year	10 Year
Hood River Small-Cap Growth Fund –
Institutional Shares	80.66%	26.64%	26.13%	17.91%
Investor Shares(1)	80.27%	26.38%	25.89%	17.77%
Retirement Shares(2)	80.76%	26.71%	26.20%	17.95%
Russell 2000® Growth Index	51.36%	15.94%	18.76%	13.52%

Expense Ratios*: Gross 1.28%; Net 1.26% (Investor Shares); Gross 1.10%; Net 1.08% (Institutional Shares); Gross 1.01%; Net 0.99% (Retirement Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-497-2960.

This chart illustrates the performance of a hypothetical $25,000 investment made in the Institutional Shares of the Fund on June 30, 2011.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through October 31, 2022.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

(1)
The inception date of the Investor Shares is July 7, 2015. Performance shown prior to the inception of the Investor Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are lower than those of the Investor Shares. The actual annualized performance during the period July 7, 2015 (Investor Share inception) through June 30, 2021 was 19.11%.

(2)
The inception date of the Retirement Shares is March 3, 2017. Performance shown prior to the inception of the Retirement Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are higher than those of the Retirement Shares. The actual annualized performance during the period March 3, 2017 (Retirement Share inception) through June 30, 2021 was 24.36%.

*	The expense ratios presented are from the most recent prospectus.

Hood River Small-Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2021 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS
at June 30, 2021

COMMON STOCKS – 98.8%	Shares	Value

COMMUNICATION SERVICES – 1.3%

Entertainment – 0.5%
CuriosityStream, Inc. (a)(d)	390,302	$5,323,719

Media – 0.8%
Magnite, Inc. (a)(d)	287,532	9,730,083
TOTAL COMMUNICATION SERVICES		15,053,802

CONSUMER DISCRETIONARY – 19.1%

Auto Components – 0.9%
Fox Factory Holding Corp. (a)(d)	68,017	10,587,526
Funko, Inc. (a)(d)	186,044	3,959,016
		14,546,542
Diversified Consumer Services – 0.3%
Vivint Smart Home, Inc. (a)(d)	298,183	3,936,016

Hotels, Restaurants & Leisure – 7.3%
Caesars Entertainment, Inc. (a)	465,240	48,268,650
Playa Hotels & Resorts NV (a)(c)	1,200,105	8,916,780
Rush Street Interactive, Inc. (a)(d)	489,009	5,995,251
SeaWorld Entertainment, Inc. (a)(d)	421,980	21,073,681
		84,254,362
Household Durables – 1.1%
Lovesac Co. (a)(d)	129,061	10,297,777
Purple Innovation, Inc. (a)(d)	79,273	2,093,600
		12,391,377
Internet & Direct Marketing Retail – 0.2%
iPower, Inc. (a)	358,392	2,544,583

Leisure Products – 2.0%
AMMO, Inc. (a)(d)	1,877,039	18,376,212
Latham Group, Inc. (a)(d)	136,273	4,355,285
		22,731,497
Multiline Retail – 1.7%
Franchise Group, Inc.	572,551	20, 193,874

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2021

COMMON STOCKS – 98.8% (Continued)	Shares	Value

CONSUMER DISCRETIONARY – 19.1% (Continued)

Specialty Retail – 5.3%
Academy Sports & Outdoors, Inc. (a)(d)	244,171	$10,069,612
Boot Barn Holdings, Inc. (a)(d)	251,349	21,125,883
JOANN, Inc. (d)	424,859	6,691,529
Rent-A-Center, Inc.	448,810	23,818,347
		61,705,371
TOTAL CONSUMER DISCRETIONARY		222,303,622

CONSUMER STAPLES – 2.4%

Beverages – 1.9%
Celsius Holdings, Inc. (a)(d)	296,198	22,537,706

Food Products – 0.5%
Freshpet, Inc. (a)	36,574	5,960,099
TOTAL CONSUMER STAPLES		28,497,805

ENERGY – 0.5%

Oil, Gas & Consumable Fuels – 0.5%
Denison Mines Corp. (a)(c)(d)	4,987,852	5,935,544
TOTAL ENERGY		5,935,544

FINANCIALS – 10.6%

Banks – 3.8%
BankUnited, Inc.	182,310	7,782,814
TriState Capital Holdings, Inc. (a)	356,361	7,266,201
Western Alliance Bancorp	307,902	28,588,700
		43,637,715
Capital Markets – 2.6%
B. Riley Financial, Inc. (d)	148,897	11,241,723
Open Lending Corp. (a)(d)	428,244	18,453,034
		29,694,757

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2021

COMMON STOCKS – 98.8% (Continued)	Shares	Value

FINANCIALS – 10.6% (Continued)

Insurance – 3.0%
HCI Group, Inc. (d)	93,021	$9,249,078
James River Group Holdings Ltd. (c)(d)	133,185	4,997,101
Kinsale Capital Group, Inc. (d)	68,332	11,259,064
Palomar Holdings, Inc. (a)	116,781	8,812,294
		34,317,537
Other Financial Investment Activities – 1.3%
AFC Gamma, Inc. (d)	372,604	7,694,273
Spartan Acquisition Corp. II (a)(d)	732,967	7,322,340
		15,016,613
TOTAL FINANCIALS		122,666,622

HEALTH CARE – 19.0%

Biotechnology – 6.0%
Agios Pharmaceuticals, Inc. (a)(d)	66,182	3,647,290
Amicus Therapeutics, Inc. (a)	610,268	5,882,983
Arrowhead Pharmaceuticals, Inc. (a)	120,027	9,940,636
Biohaven Pharmaceutical Holding Co., Ltd. (a)(c)(d)	109,328	10,613,562
Deciphera Pharmaceuticals, Inc. (a)(d)	76,772	2,810,623
Epizyme, Inc. (a)	293,570	2,439,567
Insmed, Inc. (a)(d)	158,886	4,521,895
Karuna Therapeutics, Inc. (a)(d)	41,088	4,683,621
Karyopharm Therapeutics, Inc. (a)(d)	273,396	2,821,447
Krystal Biotech, Inc. (a)	79,811	5,427,148
Natera, Inc. (a)(d)	106,756	12,120,009
TG Therapeutics, Inc. (a)(d)	125,576	4,871,093
		69,779,874
Health Care Equipment & Supplies – 4.5%
Axonics, Inc. (a)(d)	311,061	19,724,378
Cerus Corp. (a)	795,351	4,700,525
CONMED Corp. (d)	76,638	10,532,360
Integer Holdings Corp. (a)(d)	76,230	7,180,866
Integra LifeSciences Holdings Corp. (a)(d)	148,446	10,129,955
		52,268,084

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2021

COMMON STOCKS – 98.8% (Continued)	Shares	Value

HEALTH CARE – 19.0% (Continued)

Health Care Providers & Services – 7.2%
Alignment Healthcare, Inc. (a)(d)	454,170	$10,613,953
HealthEquity, Inc. (a)(d)	135,134	10,875,584
LHC Group, Inc. (a)	64,902	12,997,274
Select Medical Holdings Corp.	936,872	39,592,211
Surgery Partners, Inc. (a)(d)	150,988	10,058,821
		84,137,843
Health Care Technology – 1.3%
Vocera Communications, Inc. (a)(d)	374,128	14,909,001
TOTAL HEALTH CARE		221,094,802

INDUSTRIALS – 22.1%

Aerospace & Defense – 2.6%
Axon Enterprise, Inc. (a)	74,952	13,251,513
Kratos Defense & Security Solutions, Inc. (a)	570,416	16,251,152
		29,502,665
Air Freight & Logistics – 1.8%
XPO Logistics, Inc. (a)	150,357	21,033,441

Airlines – 0.6%
Azul SA (a)(c)(d)	250,017	6,600,449

Commercial Services & Supplies – 1.1%
Clean Harbors, Inc. (a)	86,673	8,072,723
Viad Corp. (a)	96,844	4,827,673
		12,900,396
Construction & Engineering – 2.0%
MasTec, Inc. (a)	223,858	23,751,334

Electrical Equipment – 3.6%
Babcock & Wilcox Enterprises, Inc. (a)(d)	907,746	7,153,038
Sensata Technologies Holding PLC (a)(c)	92,972	5,389,587
Vicor Corp. (a)(d)	271,993	28,760,540
		41,303,165

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2021

COMMON STOCKS – 98.8% (Continued)	Shares	Value

INDUSTRIALS – 22.1% (Continued)

Machinery – 4.3%
Chart Industries, Inc. (a)(d)	140,697	$20,586,785
Colfax Corp. (a)(d)	401,194	18,378,697
Kornit Digital Ltd. (a)(c)	88,523	11,006,065
		49,971,547
Marine – 0.6%
Kirby Corp. (a)	121,606	7,374,188

Road & Rail – 2.8%
TFI International, Inc. – ADR (c)	359,462	32,779,340

Trading Companies & Distributors – 2.7%
Fortress Transportation and Infrastructure Investors LLC	947,942	31,803,454
TOTAL INDUSTRIALS		257,019,979

INFORMATION TECHNOLOGY – 21.9%

Communications Equipment – 1.4%
Calix, Inc. (a)	332,756	15,805,910

Electronic Equipment, Instruments & Components – 1.4%
Jabil, Inc.	252,615	14,681,984
Napco Security Technologies, Inc. (a)(d)	50,345	1,831,048
		16,513,032
IT Services – 2.5%
I3 Verticals, Inc. (a)(d)	245,482	7,418,466
Perficient, Inc. (a)(d)	137,016	11,018,827
WNS Holdings Ltd. (a)(c)	135,422	10,816,155
		29,253,448
Semiconductors & Semiconductor Equipment – 10.1%
Ichor Holdings Ltd. (a)(c)(d)	309,232	16,636,682
Indie Semiconductor, Inc. (a)(d)	257,848	2,547,538
Kulicke & Soffa Industries, Inc. (d)	338,172	20,696,127
ON Semiconductor Corp. (a)	311,383	11,919,741
Onto Innovation, Inc. (a)	349,952	25,560,494
SiTime Corp. (a)	194,648	24,640,490
Ultra Clean Holdings, Inc. (a)	188,435	10,122,728
Universal Display Corp.	25,667	5,706,544
		117,830,344

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2021

COMMON STOCKS – 98.8% (Continued)	Shares	Value

INFORMATION TECHNOLOGY – 21.9% (Continued)

Software – 6.5%
Elastic NV (a)(c)	49,180	$7,168,477
LegalZoom.com, Inc. (a)	120,288	4,552,901
LiveVox Holdings, Inc. (a)	64,428	537,974
NICE Ltd. (a)(c)(d)	28,826	7,133,282
Synchronoss Technologies, Inc. (a)	359,055	1,289,007
Telos Corp. (a)	1,133,551	38,552,070
Viant Technology, Inc. (a)(d)	382,859	11,401,541
WalkMe Ltd. (a)(c)(d)	170,448	4,987,308
		75,622,560
TOTAL INFORMATION TECHNOLOGY		255,025,294

MATERIALS – 1.9%

Construction Materials – 1.9%
Eagle Materials, Inc.	151,349	21,508,207
TOTAL MATERIALS		21,508,207
TOTAL COMMON STOCKS
(Cost $792,394,609)		1,149,105,677

PREFERRED STOCK – 0.3%

INFORMATION TECHNOLOGY – 0.3%
Stronghold Digital Mining, Inc. – Series B (a)(e)(f)	26,813	849,972
Stronghold Digital Mining, Inc. – Series A (a)(e)(f)	96,000	3,043,200
TOTAL PREFERRED STOCK
(Cost $3,249,972)		3,893,172

REITS – 1.1%

Mortgage Real Estate Investment Trusts (REITs) – 0.6%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc. (d)	112,082	6,293,404
TOTAL REITS
(Cost $2,216,794)		6,293,404

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2021

SHORT-TERM INVESTMENT – 0.5%	Shares	Value

MONEY MARKET FUND – 0.5%
First American Treasury Obligations Fund –
Class Z, 0.01% (b)	6,017,629	$6,017,629
TOTAL SHORT-TERM INVESTMENT
(Cost $6,017,629)		6,017,629

INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING – 22.2%
Mount Vernon Liquid Assets Portfolio, 0.10% (b)	258,484,632	258,484,632
TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(Cost $258,484,632)		258,484,632
TOTAL INVESTMENTS
(Cost $1,062,363,636) – 122.4%		1,423,794,514
Liabilities in Excess of Other Assets – (22.4)%		(260,510,247)
TOTAL NET ASSETS – 100.0%		$1,163,284,267

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of June 30, 2021.
(c)	U.S. traded security of a foreign issuer or corporation.
(d)
This security or a portion of this security was out on loan at June 30, 2021.  As of June 30, 2021, the total value of loaned securities was $254,116,904 or 21.8% of net assets.  The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

(e)	Security valued at fair value using methods determined in good faith by members of the Valuation Committee by following procedures approved by the Board.
(f)
Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2021, the market value of these securities total $3,893,172 which represents 0.3% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Hood River Capital Management LLC.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2021

Assets:
Investments at value*
(Including securities on loan valued at $254,116,904)	$1,423,794,514
Receivables:
Securities sold	8,314,902
Fund shares sold	1,739,264
Dividends and interest	546,282
Securities lending income	51,685
Prepaid expenses	90,752
Total assets	1,434,537,399

Liabilities:
Payables:
Payable upon return of securities loaned	258,484,632
Securities purchased	11,083,525
Fund shares redeemed	569,552
Advisory fee	836,776
Administration and fund accounting fees	116,924
Distribution fees	7,148
Service fees	61,169
Reports to shareholders	14,806
Custody fees	15,792
Transfer agent fees and expenses	37,237
Other accrued expenses	25,571
Total liabilities	271,253,132

Net assets	$1,163,284,267

Net assets consist of:
Capital stock	$591,993,598
Total distributable earnings	571,290,669
Net assets	$1,163,284,267

* Investments at cost	$1,062,363,636

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)
at June 30, 2021

Investor Shares:
Net assets applicable to outstanding Investor Shares	$18,428,411
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	245,567
Net asset value, offering price and
redemption price per share	$75.04

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$433,921,114
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	5,706,388
Net asset value, offering price and
redemption price per share	$76.04

Retirement Shares:
Net assets applicable to outstanding Retirement Shares	$710,934,742
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	9,318,972
Net asset value, offering price and
redemption price per share	$76.29

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2021

Investment income:
Dividends (net of foreign tax withholdings of $41,276)	$4,335,172
Interest	2,534
Securities lending income	753,012
Total investment income	5,090,718

Expenses:
Investment advisory fees (Note 4)	7,968,668
Administration and fund accounting fees (Note 4)	395,644
Service fees (Note 6)
Service fees – Investor Shares	12,077
Service fees – Institutional Shares	220,207
Transfer agent fees and expenses	154,962
Federal and state registration fees	93,921
Custody fees (Note 4)	82,765
Legal fees	35,431
Reports to shareholders	18,928
Distribution fees (Note 5)
Distribution fees – Investor Shares	22,813
Audit fees	16,000
Compliance expense	12,637
Trustees’ fees and expenses	11,365
Other	20,886
Total expenses before reimbursement from advisor	9,066,304
Expense reimbursement from advisor (Note 4)	(47,363)
Net expenses	9,018,941
Net investment loss	(3,928,223)

Realized and unrealized gain on investments:
Net realized gain on transactions from:
Investments	282,448,134
Foreign currency related transactions	58
Net change in unrealized appreciation on investments	210,995,390
Net realized and unrealized gain on investments	493,443,582
Net increase in net assets resulting from operations	$489,515,359

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
Operations:
Net investment loss	$(3,928,223)	$(3,475,024)
Net realized gain (loss) on investments	282,448,192	(7,038,808)
Net change in unrealized
appreciation on investments	210,995,390	50,325,243
Net increase in net assets
resulting from operations	489,515,359	39,811,411
Distributions:
Distributable earnings – Investor shares	(786,330)	—
Distributable earnings – Institutional shares	(21,557,677)	—
Distributable earnings – Retirement shares	(33,480,771)	—
Total distributions	(55,824,778)	—
Capital Share Transactions:
Proceeds from shares sold
Investor shares	5,219,186	900,184
Institutional shares	79,289,486	65,619,356
Retirement shares	223,526,920	79,070,401
Proceeds from shares issued to
holders in reinvestment of dividends
Investor shares	784,159	—
Institutional shares	19,289,148	—
Retirement shares	33,480,771	—
Cost of shares redeemed
Investor shares	(3,309,212)	(3,435,271)
Institutional shares	(99,121,730)	(71,839,653)
Retirement shares	(132,610,245)	(83,114,922)
Net increase (decrease) in net assets
from capital share transactions	126,548,483	(12,799,905)
Total increase in net assets	560,239,064	27,011,506
Net Assets:
Beginning of year	603,045,203	576,033,697
End of year	$1,163,284,267	$603,045,203

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
Changes in Shares Outstanding:
Shares sold
Investor shares	78,528	24,024
Institutional shares	1,206,820	1,677,043
Retirement shares	3,448,875	1,960,791
Proceeds from shares issued to holders
in reinvestment of dividends
Investor shares	13,338	—
Institutional shares	324,133	—
Retirement shares	561,005	—
Shares redeemed
Investor shares	(55,175)	(88,777)
Institutional shares	(1,572,897)	(1,836,115)
Retirement shares	(2,158,444)	(2,112,163)
Net increase (decrease) in shares outstanding	1,846,183	(375,197)

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Investor Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018	2017
Net Asset Value –
Beginning of Year	$44.40	$41.36	$41.36	$38.04	$28.25

Income from
Investment Operations:
Net investment loss[1]	(0.42)	(0.34)	(0.36)	(0.28)	(0.36)
Net realized and unrealized
gain on investments	35.02	3.38	1.91	6.14	10.10
Total from
investment operations	34.60	3.04	1.55	5.86	9.74

Less Distributions:
Distributions from net
realized gains	(3.96)	—	(1.55)	(2.55)	—
Total distributions	(3.96)	—	(1.55)	(2.55)	—

Redemption fees[3]:	—	—	— [2]	0.01	0.05

Net Asset Value –
End of Year	$75.04	$44.40	$41.36	$41.36	$38.04

Total Return	80.27%	7.35%	4.30%	16.35%	34.65%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$18,428	$9,274	$11,316	$11,470	$1,401
Ratio of operating expenses
to average net assets:
Before reimbursements	1.26%	1.27%	1.32%	1.41%	1.48%
After reimbursements	1.25%	1.25%	1.27%	1.32%	1.33%
Ratio of net investment loss
to average net assets:
Before reimbursements	(0.69)%	(0.90)%	(0.96)%	(0.81)%	(1.19)%
After reimbursements	(0.68)%	(0.88)%	(0.91)%	(0.72)%	(1.04)%
Portfolio turnover rate	119%	157%	98%	102%	134%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018	2017
Net Asset Value –
Beginning of Year	$44.87	$41.71	$41.61	$38.18	$28.32

Income from
Investment Operations:
Net investment loss[1]	(0.30)	(0.27)	(0.28)	(0.18)	(0.26)
Net realized and unrealized
gain on investments	35.43	3.43	1.93	6.16	10.12
Total from
investment operations	35.13	3.16	1.65	5.9T8	9.86

Less Distributions:
Distributions from
net realized gains	(3.96)	—	(1.55)	(2.55)	—
Total distributions	(3.96)	—	(1.55)	(2.55)	—

Redemption fees[3]:	—	—	— [2]	— [2]	— [2]

Net Asset Value –
End of Year	$76.04	$44.87	$41.71	$41.61	$38.18

Total Return	80.66%	7.55%	4.52%	16.59%	34.82%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$433,921	$257,909	$246,374	$246,859	$216,147
Ratio of operating expenses
to average net assets:
Before reimbursements	1.06%	1.07%	1.11%	1.15%	1.22%
After reimbursements	1.05%	1.05%	1.06%	1.06%	1.08%
Ratio of net investment loss
to average net assets:
Before reimbursements	(0.49)%	(0.69%)	(0.74)%	(0.55)%	(0.91)%
After reimbursements	(0.48)%	(0.67%)	(0.69)%	(0.46)%	(0.77)%
Portfolio turnover rate	119%	157%	98%	102%	134%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Retirement Shares

					March 3,
	Year	Year	Year	Year	2017
	Ended	Ended	Ended	Ended	through
	June 30,	June 30,	June 30,	June 30,	June 30,
	2021	2020	2019	2018	2017*
Net Asset Value –
Beginning of Period	$44.98	$41.78	$41.66	$38.19	$35.31

Income from Investment Operations:
Net investment loss[1]	(0.26)	(0.25)	(0.25)	(0.15)	(0.11)
Net realized and unrealized
gain on investments	35.53	3.45	1.92	6.17	2.99
Total from investment operations	35.27	3.20	1.67	6.02	2.88

Less Distributions:
Distributions from net realized gains	(3.96)	—	(1.55)	(2.55)	—
Total distributions	(3.96)	—	(1.55)	(2.55)	—

Redemption fees[4]:	—	—	— [2]	— [2]	—	[2]

Net Asset Value – End of Period	$76.29	$44.98	$41.78	$41.66	$38.19

Total Return	80.76%	7.61%	4.59%	16.70%	8.16%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$710,935	$335,863	$318,344	$196,019	$20,784
Ratio of operating expenses
to average net assets:
Before reimbursements	1.00%	1.01%	1.04%	1.08%	1.17	%+
After reimbursements	0.99%	0.99%	0.99%	0.99%	0.99	%+
Ratio of net investment loss
to average net assets:
Before reimbursements	(0.41)%	(0.64)%	(0.67)%	(0.47)%	(1.11	)%+
After reimbursements	(0.40)%	(0.62)%	(0.62)%	(0.38)%	(0.93	)%+
Portfolio turnover rate	119%	157%	98%	102%	134%[3]

*	Operations commenced for the Retirement Shares on March 3, 2017.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.
[4]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 2021

NOTE 1 – ORGANIZATION

The Hood River Small-Cap Growth Fund (formerly, the Roxbury/Hood River Small-Cap Growth Fund) (the “Small-Cap Growth Fund” or the “Fund”) is a series of Manager Directed Portfolios (formerly, The Roxbury Funds) (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006.  The Fund is an open-end investment management company and is a diversified series of the Trust.  The investment objective of the Fund is long-term growth of capital.  The Fund’s Institutional Shares commenced operations on January 2, 2003. The Fund’s Investor Shares commenced operations on July 7, 2015. The Fund’s Retirement Shares commenced operations on March 3, 2017. Each class of shares differs principally in its respective distribution or shareholder servicing expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of June 30, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

G.
Recent Accounting Pronouncements and Rule Issuances:  In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Funds will be required to comply with Rule 18f-4 by August 19, 2022.  It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives.  Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.  When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of June 30, 2021, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Small-Cap Growth Fund’s securities as of June 30, 2021:

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$15,053,802	$—	$—	$15,053,802
Consumer Discretionary	222,303,622	—	—	222,303,622
Consumer Staples	28,497,805	—	—	28,497,805
Energy	5,935,544	—	—	5,935,544
Financials	122,666,622	—	—	122,666,622
Health Care	221,094,802	—	—	221,094,802
Industrials	257,019,979	—	—	257,019,979
Information Technology	255,025,294	—	—	255,025,294
Materials	21,508,207	—	—	21,508,207
Total Common Stocks	1,149,105,677	—	—	1,149,105,677
Preferred Stock
Information Technology	—	—	3,893,172	3,893,172
REITs	6,293,404	—	—	6,293,404
Short-Term Investments	6,017,629	—	—	6,017,629
Investments Purchased
with Cash Proceeds
from Securities Lending	—	258,484,632		258,484,632
Total Investments
in Securities	$1,161,416,710	$258,484,632	$3,893,172	$1,423,794,514

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments, at Value
Balance as of June 30, 2020	$—
Purchases	3,249,972
(Sales proceeds and/or rights exercised)	—
Accrued discounts/premiums, net	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	643,200
Transfers in and/or out of Level 3	—
Balance as of June 30, 2021	$3,893,172

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at	Valuation	Unobservable	Input	Weighted
Investment Type	6/30/21	Methodology	Inputs	Value/Range	Average
Preferred Stock	$3,893,172	Cost Basis	Purchase Price	$25.00 –	$27.35
				$31.70

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended June 30, 2021, Hood River Capital Management LLC, (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.90% of the average daily net assets of the Fund.  For the fiscal year ended June 30, 2021, the Small-Cap Growth Fund incurred $7,968,668 in advisory fees.  Advisory fees payable at June 30, 2021 for the Small-Cap Growth Fund were $836,776.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to ensure that the total annual fund operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for each class of shares:

Investor Shares	0.99%
Institutional Shares	0.99%
Retirement Shares	0.99%

For the fiscal year ended June 30, 2021, the Advisor reduced its fees in the amount of $47,363 for the Small-Cap Growth Fund. The waivers and reimbursements will remain in effect through October 31, 2022 unless terminated sooner by mutual agreement of the Board and the Advisor.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month dating back to January 1, 2021 if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$6,587	06/30/2024

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the fiscal year ended June 30, 2021, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$395,644
Custody	$ 82,765
Transfer agency(a)	$ 66,862

(a) Does not include out-of-pocket expenses.

At June 30, 2021, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$116,924
Custody	$ 15,792
Transfer agency(a)	$ 15,275

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the fiscal year ended June 30, 2021, the Small-Cap Growth Fund incurred distribution expenses on its Investor Shares of $22,813.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has adopted a shareholder servicing plan (the “Plan”) on behalf of the Investor and Institutional Share classes. Under the Plan, the Investor and Institutional Share Classes are authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Payments made under the Plan may not be used to pay for any services in connection with the distribution and sale of the Investor and Institutional Shares.

Payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Investor and Institutional Class shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist Investor and Institutional Class shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the fiscal year ended June 30, 2021, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Investor Shares	$ 12,077
Institutional Shares	$220,207

NOTE 7 – SECURITIES TRANSACTIONS

For the fiscal year ended June 30, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Small-Cap Growth Fund	$1,100,276,819	$1,034,820,902

There were no purchases or sales of long-term U.S. Government securities.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Small-Cap
Growth Fund
Cost of investments(a)	$1,066,752,956
Gross unrealized appreciation	377,315,390
Gross unrealized depreciation	(20,273,832)
Net unrealized appreciation	357,041,558
Undistributed ordinary income	117,432,237
Undistributed long-term capital gain	96,814,971
Total distributable earnings	214,247,208
Other accumulated gains/(losses)	1,903
Total accumulated earnings/(losses)	$571,290,669

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

As of June 30, 2021, the Small-Cap Growth Fund had no long-term or short-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during the year ended June 30, 2021, and the year ended June 30, 2020 was as follows:

	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
Small-Cap Growth Fund
Ordinary income	$42,535,278	$—
Long-term capital gains	13,289,500	—
	$55,824,778	$—

NOTE 9 – SECURITIES LENDING

The Fund participates in securities lending arrangements whereby it lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio.  U.S. Bank, N.A. serves as the Fund’s securities lending agent.

U.S. Bank, N.A. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

The Fund may lend securities pursuant to agreements that require the loans to be secured by collateral consisting of cash, securities of the U.S. Government or it agencies, or any combination of cash and such securities.  At the time of loans, the collateral value should at least be equal to 102% of domestic securities and 105% of foreign securities.  The value of loaned securities will then be marked-to-market daily and the collateral will be continuously secured by collateral equal to 100% of the market value of the loaned securities.  Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Fund’s total assets taken at fair market value.  The Fund will earn interest on the investment of the cash collateral in U.S. Government securities, short-term money market instruments or such other approved vehicle.  However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral.  There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk.  Either party, upon reasonable notice to the other party, may terminate the loan.

As of June 30, 2021, the Fund had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in the Fund’s Schedule of Investments.

The following table presents the securities out on loan for the Fund, and the collateral delivered related to those securities, as of the end of the reporting period.

Securities Lending Transactions
Investments
		Purchased	Collateral
		with Cash	Pledged
Overnight and	Asset Class	Proceeds from	(From)	Net
Continuous	out on Loan	Securities Lending	Counterparty^	Exposure
Hood River Small-
Cap Growth Fund	Common Stock	$258,484,632	$258,484,632	$—

The Fund paid $114,148 in securities lending fees to U.S. Bank, N.A. during the period.

^
As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan.  Refer to the Fund’s Schedule of Investments for details on the securities out on loan.

NOTE 10 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

General Market Risk; Recent Market Events:  The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Small-Cap Company Risk:  Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Growth-Style Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Foreign Security Risk:  Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

IPO Risk:  The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s asset grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Liquidity Risk:  Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as Exchange Traded Funds (“ETFs”).  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of its costs, and the Fund will indirectly bear their proportionate share of the costs.

Private Placements: The Fund may invest in private placement securities, which are securities that are subject to restrictions on resale as a matter of contract or under federal securities laws. Private placements are often issued by privately held companies that are not subject to the reporting requirements of the SEC and are not required to maintain their accounting records in accordance with generally accepted accounting principles. Because there may be relatively few potential purchasers for such securities, the Fund could find it more difficult to sell such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer.

Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the Fund’s net asset value. Securities acquired in private placements generally are classified as illiquid. Disposing of securities acquired in private placements may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Fund to sell the security promptly at an acceptable price.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

NOTE 11 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 12 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, National Financial Services LLC held 49% of the outstanding shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also beneficially owned.

Hood River Small-Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Hood River Small-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hood River Small-Cap Growth Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of June 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights Presented
Investor Shares	For each of the years in the five-year period then ended
Institutional Shares	For each of the years in the five-year period then ended
Retirement Shares	For each of the years in the four-year period then ended and for the period from March 3, 2017 (commencement of operations) through June 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Hood River Small-Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
August 27, 2021

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE
June 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2021 to June 30, 2021 for the Investor, Institutional, and Retirement Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE (Continued)
June 30, 2021 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2021	6/30/2021	1/1/2021 – 6/30/2021
Actual
Investor Shares	$1,000.00	$1,203.20	$6.83
Institutional Shares	$1,000.00	$1,204.30	$5.74
Retirement Shares	$1,000.00	$1,204.70	$5.41

Hypothetical (5% return
before expenses)
Investor Shares	$1,000.00	$1,018.60	$6.26
Institutional Shares	$1,000.00	$1,019.59	$5.26
Retirement Shares	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Investor, Institutional, and Retirement Shares’ annualized expense ratios of 1.25%, 1.05%, and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Hood River Small-Cap Growth Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 10, 2020, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period June 1, 2019 through June 30, 2020 (the “Report”) and a memorandum regarding the Report prepared by the Trust’s chief compliance officer. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Hood River Small-Cap Growth Fund

NOTICE TO SHAREHOLDERS
at June 30, 2021 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-2960 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-800-497-2960.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Part F of Form N-PORT is also available, upon request, by calling 1-800-497-2960.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-497-2960 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Other Tax Information (Unaudited)

For the year ended June 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hood River Small-Cap Growth Fund	2%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2021 was as follows:

Hood River Small-Cap Growth Fund	2%

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2021, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Five Years

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee, Madison
(Born 1962)	July 2016 and	Financial Services (US) LLC		Funds, since 2019
	Lead Independent	(a provider of independent		(18 portfolios);
	Trustee since	governance and distribution		Trustee, XAI
	May 2017	support for the asset management		Octagon Floating
		industry), since 2013; interim		Rate &
		Managing Director, Park		Alternative
		Agency, Inc., since 2020.		Income Term
Trust, since 2017
(2 portfolios);
Director,
Guestlogix Inc.
(a provider of
ancillary-focused
technology to the
travel industry)
(2015 – 2016).

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Five Years

Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

James R. Schoenike	Trustee since	Distribution consultant since	9	None
(Born 1959)	July 2016(4)	2018, President and CEO,
Board of Managers, Quasar
Distributors, LLC (2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(3)	The Trust currently has nine active portfolios. As of June 30, 2021, one portfolio of the Trust (the Dakota Emerging Markets Fund) has been registered but has not yet commenced operations.
(4)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name,	Position(s) Held with
Year of Birth	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Scott M. Ostrowski(1)	President and Principal	Senior Vice President, Compliance and
(Born 1980)	Executive Officer,	Administration, Fund Services, since 2006
since August 10, 2021

Matthew J. McVoy(1)	Vice President,	Assistant Vice President, Compliance and
(Born 1980)	Treasurer and Principal	Administration, Fund Services, since 2005
Financial Officer, since
July 1, 2016(4)

Colton W. Scarmardo(1)	Assistant Treasurer,	Fund Administrator, Compliance and Administration,
(Born 1997)	since May 11, 2021	Fund Services, since 2019; Business Administration
Student, 2015 – 2019

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and	HSBC (investment banking company), 2015 – 2017
Anti-Money Laundering
Compliance Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Vice President and	Assistant Vice President, Compliance and
(Born 1988)	Secretary, since	Administration, Fund Services, since 2018; Attorney,
	August 20, 2019(4)	Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
(4)	Mr. McVoy and Ms. Bernard have served as Vice Presidents of the Trust, in addition to their other positions held with the Trust, since May 11, 2021.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-497-2960.

Hood River Small-Cap Growth Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 800-497-2960.

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Investment Advisor
Hood River Capital Management LLC
2373 PGA Boulevard, Suite 200
Palm Beach Gardens, FL 33410

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(800) 497-2960

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$13,000	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*                                    /s/ Scott M. Ostrowski
Scott M. Ostrowski, President/
     Principal Executive Officer

Date     8/31/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Scott M. Ostrowski
Scott M. Ostrowski, President/
     Principal Executive Officer

Date     8/31/2021

By (Signature and Title)*                    /s/ Matthew J. McVoy
Matthew J. McVoy, Treasurer/
     Principal Financial Officer

Date     8/31/2021

* Print the name and title of each signing officer under his or her signature.